                                                                     EXHIBIT 4.2

         The issuance and sale of shares upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and accordingly neither this Warrant nor any such shares may transferred in the absence of such registration or an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant.



                             JP FOODSERVICE, INC.

                         Common Stock Purchase Warrant
                          Expiring September 30, 2005

No. W-1                                                        December 23, 1997
CUSIP No. 466232 11 3

         JP FOODSERVICE, INC., a Delaware corporation (herein, together with its successors and assigns, the "Company"), for value received, hereby certifies that Teachers Insurance and Annuity Association of America, or registered assigns, is entitled to purchase from the Company 159,066 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company at the purchase price per share of $13.18696, at any time or from time to time prior to 5:00 p.m., New York City time, on September 30, 2005 (or such other date as may be determined pursuant to section 16), all subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all such warrants issued in exchange or substitution therefor) originally issued by the Company in connection with the transactions contemplated by the Agreement and Plan of Merger dated as of June 30, 1997, as amended, among the Company, Hudson Acquisition Corp. and Rykoff-Sexton, Inc. In connection with such transactions, the Warrants were issued in replacement of Common Stock Purchase Warrants dated May 17, 1996 of Rykoff-Sexton, Inc. evidencing the right to purchase an aggregate of 331,761 shares of common stock of Rykoff-Sexton, Inc. The Warrants originally so issued evidence rights to purchase an aggregate of 229,763 shares of Common Stock subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 12; references to a "section" are, unless otherwise specified, to one of the sections of this Warrant.

         1.    Exercise of Warrant.  1.1.  Manner of Exercise.  This Warrant may
               -------------------         ------------------
be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office maintained pursuant to section 11.2(a), accompanied by (i) a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, (ii) payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by
(b) $13.18696, whereupon such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities determined as provided in sections 2 through 4) and
(iii) the written representation by such holder that: (a) such holder is acquiring the Common Stock being acquired by it pursuant to the exercise of this Warrant for its own account for investment and not with a view to the distribution of such Common Stock in violation of the Securities Act; and
(b) (A) if such holder is an insurance company, such holder is not acquiring the Common Stock or any interest therein with assets allocated to any separate account maintained by such holder in which any employee benefit plan (or its related trust) has any interest or (B) if such holder is a bank, no part of the funds used to acquire the Common Stock will be drawn from any trust fund or other account held by such holder in which any employee benefit plan has any interest. As used in this section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned thereto in
Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

         1.2.  When Exercise Effective.  Each exercise of this Warrant shall
               -----------------------
be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders or record thereof.

         1.3.  Delivery of Stock Certificates, etc.  As soon as practicable
               -----------------------------------
after the exercise of this Warrant, in whole or in part, and in any event within ten Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise and

(b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such holder upon such exercise as provided in section 1.1.

         2.    Adjustment of Common Stock Issuable Upon Exercise.  2.1.
               -------------------------------------------------
General; Warrant Price. The number of shares of Common Stock which the holder of
----------------------
this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (a) the numerator is $13.18696 and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $13.18696 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

         2.2.  Adjustment of Warrant Price; Issuance of Additional Shares of
               -------------------------------------------------------------
Common Stock and Dividends. (a) In case the Company at any time or from time to
--------------------------
time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the Current Market Price, then, and in each such case, subject to section 2.7, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction.

               (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
         (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price per share, and

               (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this section 2.2, (x) immediately after any
--------
Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding and the disposition of any thereof by the Company shall be considered an issuance or sale of Additional Shares of Common Stock for purposes of this section 2.

         (b)   Extraordinary Dividends and Other Distributions. In case the
               -----------------------------------------------
Company at any time or from time to time after the date hereof shall declare, order, pay or set apart any sum or property for or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spinoff, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than any regular periodic dividend, payable in cash out of earned surplus or net profits for the year in which the dividend is incurred or the previous year, and other than a dividend payable in Additional Shares of Common Stock (in which case the provisions of section 2.4 shall apply), then, and in each such case, subject to section 2.7, at the irrevocable option of the Company made at the time of the notice referred to in section 6(a), either

               (A) the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

                     (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith in accordance with section
                           2.5 by a resolution of the Board of Directors of the Company) applicable to one share of Common Stock, and

                     (y) the denominator of which shall be such Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading; or

               (B) the Company shall pay over to each holder of Warrants, immediately upon exercise thereof by such holder on or after the payment date for such dividend or distribution, the securities and other property (including cash) which such holder would have received (together with all distributions thereon) if such holder had exercised, immediately prior to the record date fixed in connection with such dividend, the Warrants held by it, and the Company shall take whatever steps are necessary or appropriate to keep in reserve at all times such securities and other property (including cash) as shall be required to fulfill its obligations hereunder in respect of the shares issuable upon the exercise of all the Warrants.

         2.3.  Treatment of Options and Convertible Securities.  In case the
               -----------------------------------------------
Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional
                                                   --------
Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the Current Market Price on the date of and immediately prior to such issue, sale, grant, or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional
                 --------  -------
Shares of Common Stock are deemed to be issued,

         (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

         (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

         (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and any cancellation or retirement of any such Convertible Security the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if (i) in the case of such Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and (ii) in the case of such Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issuance, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issuance, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issuance or sale of the Convertible Securities with respect to which such Options were actually exercised;

         (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; provided, however, that this provision shall take into account intervening
     --------  -------
     adjustments made to the Warrant Price pursuant to other provisions of section 2; and

         (e) in the case of any such Options which expire by their terms not more than 45 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

         2.4.  Treatment of Stock Dividends, Stock Splits, etc.  In case the
               -----------------------------------------------
Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         2.5.  Computation of Consideration.  For the purposes of this
               -----------------------------
section 2,

         (a) the consideration for the issuance or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

               (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair market value thereof at the time of such issuance or sale, as determined in good faith by a resolution of the Board of Directors of the Company, and

               (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by a resolution of the Board of Directors of the Company;

         (b) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

         (c) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

         2.6.  Adjustments for Combinations, etc.  In case the outstanding
               ---------------------------------
shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         2.7.  Minimum Adjustment of Warrant Price.  If the amount of any
               -----------------------------------
adjustment of the Warrant Price required pursuant to this section 2 would be less than one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Warrant Price; provided, however, that upon the exercise of any Warrant,
                       --------  -------
all necessary adjustments (calculated to the nearest .001 of a cent) not theretofore made to the Warrant Price relating thereto by reason of the initial clause of this sentence, up to and including the date of such exercise, shall be made.

         3.    Consideration, Merger, etc.  3.1.  Adjustments for Consolidation,
               --------------------------         ------------------------------
Merger, Sale of Assets, Reorganization, etc. In case the Company after the date
-------------------------------------------
hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or
(b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall sell, lease or transfer or otherwise dispose of all or substantially all of its properties or assets to any other Person and thereafter shall be dissolved, or (d) shall effect a capital reorganization or reclassification (other than a reclassification described in Section 2.4 or 2.6) of the Common Stock then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3.

         3.2.  Assumption of Obligations.  Notwithstanding anything contained in
               -------------------------
the Warrants to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holders of at least a majority of the shares of Common Stock issuable upon exercise of all the then outstanding Warrants, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), and (b) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the holders of at least a majority of the shares of Common Stock issuable upon exercise of all the then outstanding Warrants, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

         3.3.  Other Dilutive Events.  In case any event shall occur as to which
               ---------------------
the provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not, in the reasonable opinion of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants or the Company, fairly protect the purchase rights represented by any Warrant in accordance with the essential intent and principles of such sections, then, in each such case, upon the written request of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall, at its cost and expense, appoint a firm of independent certified public accountants of national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by such Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to each holder of Warrants and upon the request of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants, shall make the adjustments described therein.

         4.    Prohibited Actions.  The Company will not, by amendment of its
               ------------------
certificate or articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Common Stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate or articles of incorporation and available for the purpose of issue upon such exercise.

         5.    Report as to Adjustments.  In each case of any adjustment or
               ------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding, (b) the Warrant Price in effect immediately prior to such adjustment and as adjusted and readjusted (if required by section 2) on account thereof, and (c) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued. The Company will mail, within 30 days of such event requiring such adjustment, a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports and the reports referred to in the last sentence of this section 5 at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or its representatives or any prospective purchaser of a Warrant designated by the holder thereof. In addition to the report referred to above, the holders of not less than a majority of the Common Stock issuable upon exercise of the outstanding Warrants may request the Company, at the Company's cost and expense, to cause independent certified public accountants of national standing (which may be the regular auditors of the Company) to verify such computation and will deliver to each holder a report showing in reasonable detail how such verification was effected.

         6.    Notices of Corporate Action.  In the event of
               ---------------------------

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend, payable in cash out of earned surplus or net profits for the year in which the dividend is incurred or the previous year) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, which notice in the case of a dividend or distribution of the type described in section 2.2 shall inform each holder of a Warrant of the Company's option under such section, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

         7.    Registration of Common Stock.  If any shares of Common Stock
               ----------------------------
required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time, but only for so long, as Common Stock is registered under the Exchange Act and listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing in each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain, for so long as any shares of Common Stock are listed, such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         8.    Restrictions on Transfer.  8.1.  Restrictive Legends.  Except as
               ------------------------
otherwise permitted by this section 8, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "The issuance and sale of shares upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and accordingly neither this Warrant nor any such shares may be transferred in the absence of such registration or any exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

     Except as otherwise permitted by this section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "The issuance and sale of the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and such securities may not be transferred except pursuant to an effective registration statement, or an exemption from registration, under said Act."

         8.2.  Notice of Proposed Transfer; Opinions of Counsel.  Prior to any
               ------------------------------------------------
transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 8.2. Each such notice (1) shall describe the manner and circumstances of the proposed transfer and (2) be accompanied by (a) an opinion of counsel for the holder or, if agreed to by the Board of Directors of the Company, an opinion of counsel to the Company, which opinion shall be reasonably satisfactory to the Company or
(b) a no-action letter from the Commission addressed to the Company, such holder or either of their counsel to the effect that no registration statement is required because of the availability of an exemption from registration under the Securities Act.

         8.3.  Termination of Restrictions.  The restrictions imposed by this
               ---------------------------
section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act or (b) when, in the opinion of counsel for the holder thereof, which opinion shall be reasonably satisfactory to the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by section 8.1.

         8.4.  Expenses; Benefits to Certain Transferees. The Company will pay
               -----------------------------------------
the reasonable fees, expenses and disbursements of counsel for the holder of Restricted Securities (other than in-house counsel) and counsel for the Company in connection with all opinions rendered pursuant to this section 8.

         9.    Availability of Information.  The Company will comply with the
               ---------------------------
reporting requirements of Section 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, within 15 days upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports filed by the Company with any securities exchange or with the Commission. If the Company is not required to file such reports with the Commission, it shall furnish to each holder of any Warrants, (i) as soon as practicable after the end of each fiscal year (but not later than 120 days), audited consolidated financial statements of the Company together with the report of the independent certified public accountant, (ii) as soon as practicable after the end of each of the first three quarters of each fiscal year (but not later than 60 days), consolidated financial information and statements of the Company for such quarter, and (iii) material disclosure items the Company would be required to disclose pursuant to Form 8-K (or a successor form) under the Exchange Act, but only when and to the extent the Company provides such information to any of its lenders or other securityholders or to any lenders or securityholders of its Affiliates.

         10.   Reservation of Stock, etc.  The Company will at all times reserve
               -------------------------
and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All such securities issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

         11.   Ownership, Transfer and Substitution of Warrants.  11.1.
               ------------------------------------------------
Ownership of Warrants. The Company may treat the person in whose name any
---------------------
Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 8, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         11.2. Office; Transfer and Exchange of Warrants.
               -----------------------------------------

         (a) The Company will maintain its principal office within the continental boundaries of the United States and all notices, presentations and demands in respect of this Warrant may be made upon it at such location.

         (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11.3. Replacement of Warrants.  Upon receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (which, in the case of a holder of a Warrant which is an insurance company (as defined in the Securities Act), an investment company registered under the Investment Company Act of 1940, any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, any domestic or foreign bank, savings and loan association (as defined in Section
(a)(1)(vi) of Rule 144A under the Securities Act) or an original holder of this Warrant and its nominee (an "institutional holder"), may be a written statement as to such loss, theft, destruction or mutilation, which statement shall be reasonably satisfactory in form and substance to the Company) and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of indemnity (which, in the case of an institutional holder of a Warrant, may be such holder's unsecured written agreement of indemnity) reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

         Additional Shares of Common Stock:  All shares (including treasury
         ---------------------------------
shares) of Common Stock issued or sold (or deemed issued or sold pursuant to section 2.3 or 2.4) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares issued upon the exercise of the Warrants.

         Affiliate:  With respect to a Person, any other Person that directly,
         ---------
or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

         Business Day:  Any day other than a Saturday or a Sunday or a day on
         ------------
which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         Commission:  The Securities and Exchange Commission or any other
         ----------
federal agency at the time administering the Securities Act.

         Common Stock:  As defined in the introduction to this Warrant, such
         ------------
term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         Company:  As defined in the introduction to this Warrant, such term to
         -------
include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

         Convertible Securities:  Any evidences of indebtedness, shares of stock
         ----------------------
(other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

         Current Market Price:  On any date specified herein, the average daily
         --------------------
Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         Exchange Act:  The Securities Exchange Act of 1934, or any similar
         ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Independent Financial Expert:  A nationally recognized investment
         ----------------------------
banking firm that does not have a direct or indirect financial interest in the Company or any of its affiliates and has not been and, at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates, and has not been retained to provide, within the past two years, any advice or opinions to the Company or any of its affiliates except as an Independent Financial Expert.

         Initiating Holders:  Any holder or holders of Registrable Securities
         ------------------
holding at least a majority of the Registrable Securities by number of shares at the time and initiating a request pursuant to section 20.1 for the registration of all or part of such holder's or holders' Registrable Securities.

         Market Price:  On any date specified herein, the amount per share of
         ------------
the Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of the last day of the most recently completed fiscal quarter of the Company; provided that, at the request of the
                                         --------
holders of a majority of the outstanding Warrants, such fair value determined by the Board of Directors must be confirmed in writing to the holders by an Independent Financial Expert, which shall be selected by the Board of Directors of the Company, and retained on customary terms and conditions and at the expense of the Company, the Independent Financial Expert shall use one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the Independent Financial Expert's valuation.

         NASD:  The National Association of Securities Dealers, Inc.
         ----

         Options:  Rights, options and warrants, except for any rights, options
         -------
or warrants distributed to members of the management of the Company or any direct or indirect subsidiary of the Company, to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

         Other Securities:  Any stock (other than Common Stock) and other
         ----------------
securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

         Person:  A corporation, an association, a partnership, an organization,
         ------
a business, an individual, a government or political subdivision thereof or a governmental agency.

         Registrable Securities:  All shares of Common Stock issued or issuable
         ----------------------
upon exercise of the Warrants and any other securities of the Company or any of its subsidiaries issued in exchange for, upon a reclassification, combination or subdivision of, or in a distribution with respect to, such Common Stock or in connection with a merger, consolidation or other reorganization of the Company. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities have been distributed to the public pursuant to Rule 144 promulgated under the Securities Act, (iii) such securities shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent transfer or disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or
(iv) such securities shall have ceased to be outstanding.

         Registration Expenses:  Any and all out-of-pocket expenses incident to
         ---------------------
the Company's performance of or compliance with section 20 hereof, including, without limitation, all Commission, stock exchange or NASD registration, filing and listing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Common Stock, all printing expenses, the fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one counsel retained by the holders of Registrable Securities being registered to represent such group of holders (which counsel shall be satisfactory to the holders of a majority of the shares of Registrable Securities being registered), but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

         Registration Rights Agreement:  The Registration Rights Agreement dated
         -----------------------------
as of May 17, 1996 among Rykoff-Sexton, Inc., Merrill Lynch Capital Appreciation Partnership No. B-XVIII, L.P., Merrill Lynch KECALP L.P. 1994, ML Offshore LBO Partnership No. B-XVIII, ML IBK Positions, Inc., MLCP Associates L.P. No. II, Merrill Lynch KECALP L.P. 1991, Merrill Lynch Capital Appreciation Partnership No. XIII, L.P., ML Offshore LBO Partnership No. XIII, ML Employees LBO Partnership No. I, L.P., Merrill Lynch KECALP L.P. 1987, Merchant Banking L.P. No. II, MLCP Associates L.P. No. IV, The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Equitable Variable Life Insurance Company and Frank H. Bevevino.

         Restricted Securities:  All of the following: (a) any Warrants bearing
         ---------------------
the applicable legend or legends referred to in section 8.1, (b) any shares of Common Stock which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) any shares of Common Stock which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

         Securities Act:  The Securities Act of 1933, or any similar federal
         --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Stockholders Securities:  Securities proposed to be sold by those
         -----------------------
stockholders who exercise their registration rights pursuant to section 4 of the Registration Rights Agreement.

         Warrant Price:  As defined in section 2.1.
         -------------

         Warrants:  As defined in the introduction to this Warrant.
         --------

         13.   No Rights or Liabilities as Stockholder.  Nothing contained in
               ---------------------------------------
this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         14.   Notices.  All notices and other communications under this Warrant
               -------
shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Senior Vice President and General Counsel at its principal office, provided
                                                                       --------
that the exercise of any Warrant shall be effective in the manner provided in section 1.

         15.   Miscellaneous.  This Warrant shall be construed and enforced in
               -------------
accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof. In case any provision in this Warrant shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16.   Expiration.  The right to exercise this Warrant shall expire at
               ----------
5:00 p.m., New York City time, on the earlier of (i) September 30, 2005 and
(ii) the
registration pursuant to section 20 of all of the shares of Common Stock issuable upon exercise of this Warrant or the termination of the restrictions on such shares described in section 8.3(b), provided the holders of the Warrants receive 30 days' notice of the termination of such restrictions. The Company shall give notice to the holder of this Warrant on September 30, 2004 and September 1, 2005 if the right to exercise this Warrant will expire pursuant to paragraph (i); provided that, if the Company shall fail to give notice on
               --------
September 1, 2005, this Warrant shall not expire until 5:00 p.m., New York City time, on a date 30 days after the date the Company shall give such notice of the expiration of the right to exercise this Warrant.

         17.   Persons Benefitting.  This Warrant shall be binding upon and
               -------------------
inure to the benefit of the Company and its respective successors, assigns, beneficiaries, executors and administrators, and the holder from time to time of this Warrant. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

         18.   Amendments.  The Company may, with the consent of the holders of
               ----------
at least 75% of the outstanding Warrants, by supplemental agreement or otherwise, make any amendments to this Warrant, including section 3.3; provided,
                                                                       --------
however, without the consent of every holder affected thereby, the Company may
-------
not amend the definition of Warrant Price or amend Sections 2 or 3 (except section 3.3) of this Warrant.

         19.   Payments to Warrantholders. Any payment by the Company with
               --------------------------
respect to the Warrants shall be made at the principal office of the Company, located on the date hereof, at 9830 Patuxent Woods Drive, Columbia, Maryland 21046.

         20.   Registration Rights.  20.1.  Registration on Request.
               -------------------          -----------------------

         (a)   Request.  Upon the written request of one or more Initiating
               -------
     Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request,

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

               (iii) all shares of Common Stock which the Company or any other holder of Common Stock may elect to register in connection with the offering of Registrable Securities pursuant to this section 20.1, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered.

         No written request may be made pursuant to this section 20.1 prior to the eighth anniversary of September 4, 1992. Subject to section 20.1(e), the Company shall not be obligated to effect more than one registration pursuant to this paragraph whether or not all outstanding Registrable Securities are included in such registration.

         (b)   Expenses.  The Company will pay all Registration Expenses
               --------
     incurred in connection with any registration requested pursuant to this section 20.1, and underwriting discounts and commissions and transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition by a holder of Registrable Securities shall be paid by such holder.

         (c)   Effective Registration Statement.  A registration requested
               --------------------------------
     pursuant to this section 20.1 shall not be deemed to have been effected
     (i) unless a registration statement with respect thereto has become effective and remained effective for the period set forth in section 20.3(ii), provided that a registration which does not become effective
               --------
     after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than any refusal to proceed based upon advice of their counsel that the registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading) shall be deemed to have been effected by the Company at the request of such Initiating Holders, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

         (d)   Selection of Underwriters.  If a requested registration pursuant
               -------------------------
     to this section 20.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, provided, that each managing underwriter shall be a nationally recognized investment banking firm.

         (e)   Priority in Requested Registrations.  If a requested registration
               -----------------------------------
     pursuant to section 20.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering (i) within a price range acceptable to the holders of majority of the Registrable Securities so requested to be included or (ii) without otherwise materially and adversely affecting the offering of the shares being sold, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (A) first, all Registrable Securities requested to be registered,
                   -----
     and second, securities the Company proposes to sell and other securities of
         ------
     the Company included in such registration by the holders thereof and (B) in case the number of Registrable Securities the registration of which shall have been requested by all holders thereof shall in the aggregate exceed the maximum number of shares specified by such managing underwriter, the Registrable Securities the registration of which shall have been requested by each holder thereof shall be included in such registration on a pro rata
                                                                        --- ----
     basis in the proportion that such Registrable Securities the registration of which shall have been requested by such holder bears to the aggregate Registrable Securities the registration of which shall have been requested by all holders thereof. To the extent Registrable Securities are not included in the registration as a result of this section 20.1(e), the right of the holders thereof to register such Registrable Securities pursuant to this section 20.1 shall not be deemed to have been effected.

         20.2. Incidental Registration.
               -----------------------

         (a)   Right to Include Registrable Securities.  If the Company at any
               ---------------------------------------
     time proposes to register any of its Common Stock under the Securities Act (other than a registration (i) on Form S-4, S-8 or any similar forms,
     (ii) in connection with the acquisition by the Company of another company or (iii) relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company), for sale, whether or not for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give notice (the "Registration Notice") to the holders of Registrable Securities at least 40 calendar days prior to the anticipated filing date of the registration statement relating to such registration of its intention to do so, describing such securities and specifying the form and manner of the proposed registration (including, without limitation, (x) whether such registration will be in connection with an underwritten offering of the Common Stock and, if so, the identity of the investment banker (or investment bankers) managing the offering (collectively, the "managing underwriter") and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities, if any, are reasonably expected to be sold if disclosure of such price is acceptable to the managing underwriter). Upon the written request of any such holder of Registrable Securities (a "Requesting Holder") to include in such proposed registration Registrable Securities for sale for his account, which notice is delivered to the Company within 30 calendar days after the Registration Notice is deemed to be given and which request shall specify the number of Registrable Securities intended to be disposed of by such Requesting Holder, the Company will effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:
                  --------  -------

               (i) if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to each Requesting Holder, and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith);

               (ii) if such registration involves a firm commitment or best efforts underwritten offering (an "Underwritten Offering"), all Requesting Holders must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or the other selling stockholders and must enter into the underwriting agreement which the Company or the other selling stockholders enter into and any other related agreements; and

               (iii) in case of a determination by the Company or the other selling stockholders to delay the registration of its equity securities, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

         (b)   Expenses.  The Registration Expenses incurred in connection with
               --------
     each registration of Registrable Securities requested pursuant to this section 20.2 shall be paid by the Company, and each Requesting Holder shall pay all underwriting discounts and commissions and transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition by such holder of Registrable Securities pursuant to a registration statement effected pursuant to this section 20.2.

         (c)   Priority in Incidental Registration. If a registration pursuant
               -----------------------------------
     to this section 20.2 involves an Underwritten Offering and the managing underwriter advises the Company that, in its judgment, the number of shares proposed to be included in such offering (including all Registrable Securities) exceeds the number which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will promptly so advise each Requesting Holder and will include in such registration (i) first, the securities the Company
                                               -----
     or the person initiating such registration proposes to sell and
     (ii) second, the number of such Registrable Securities and the number of
          ------
     Stockholders Securities, if any, requested to be included in such registration that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such Requesting Holders and the holders of Stockholders Securities.

         (d)   Selection of Underwriters.  In connection with any Underwritten
               -------------------------
     Offering pursuant to this section 20.2, the Company shall have the right to select the managing underwriter with respect to the offering.

         (e) No registration effected under this section 20.2 shall relieve the Company of its obligations to effect any registration pursuant to section 20.1.

         20.3. Registration Procedures.  If and whenever the Company is required
               -----------------------
to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in section 20.1 or 20.2, the Company will, as expeditiously as possible:

               (i) prepare and file with the Commission, in the case of a registration pursuant to section 20.1, within 150 days after the request by the Initiating Holders to register their Registrable Securities, a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, as the case may be, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; provided that before filing with the Commission a
                           --------
         registration statement or prospectus or any amendments or supplements thereto, the Company will (A) furnish to one counsel, selected by the holders of a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel, and (B) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the Commission to amend such registration statement or amend or supplement any prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, without charge, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, as such holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder;

               (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller thereof, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided, however, that the Company shall not for any
                      --------  -------
         such purpose be required to (A) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this section 20.3(iv), it is not then so qualified, (B) subject itself to taxation in any such jurisdiction, or (C) take any action which would subject it to consent to general or unlimited service of process in any such jurisdiction where it is not then so subject;

               (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

               (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning with the first day of the Company's first full fiscal quarter after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act including, at the option of the Company, Rule 158 thereunder;

               (viii) use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange or the National Association of Securities Dealers National Market System, as the case may be, and to enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and
         --------
         to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

               (ix) use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering matters of the type customarily covered by such letters as the holders of a majority of the Registrable Securities being sold reasonably request and provided that such request is reasonable in the managing underwriter's point of view;

               (x) execute and deliver all instruments and documents (including, in an Underwritten Offering, an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as the holders of a majority of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities; the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering;

               (xi) permit any seller which the Board of Directors determines in good faith after consultation with such seller and its advisors to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of such registration statement and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such seller should be included and which is acceptable to the Company.

         Each seller of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in section 20.3(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by section 20.3(vi), and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such seller's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

     20.4.  Underwritten Offerings.
            ----------------------

     (a) If a registration pursuant to section 20.1 or 20.2 involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 90 calendar days (or such number of days as the managing underwriter shall designate, but not more than 180 days) after the effective date of such registration.

     (b) The Company agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Common Stock or securities convertible into Common Stock during the seven days prior to and the 60 days after any Underwritten Offering pursuant to section 20.1 has become effective, except as part of such Underwritten Offering and except pursuant to registrations on Form S-4 or S-8 or any similar forms.

     (c) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 20.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section
20.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement.

     20.5.  Indemnification.
            ---------------

     (a)  Indemnification by the Company. In the event of any registration of
          ------------------------------
any securities of the Company under the Securities Act pursuant to section 20.1 or 20.2, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the holders of any Registrable Securities covered by such registration statement, its directors, trustees and officers or general and limited partners (and directors, trustees and officers thereof and, if such holder is a portfolio or investment fund, its investment advisors or agents), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, as follows:

          (i) against any and all loss, liability, claim, damage or expense, joint or several, arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained, on the effective date thereof, in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any underwriter or such holder expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to (i) any Person who
    --------  -------
participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act or (ii) any such holder, in each case, under the indemnity agreement in this section 20.5(a), with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such underwriter or controlling Person or such holder results from the fact that such underwriter or holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter or holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, trustee, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such holder.

     (b)  Indemnification by the Sellers. The Company may require, as a
          ------------------------------
condition to including any Registrable Securities in any registration statement filed in accordance with section 20.1 or 20.2, that it shall have received an undertaking, reasonably satisfactory to it, from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in section 20.5(a)) the Company and its directors, officers and controlling Persons, and their respective directors, officers, general and limited partners, managing directors, and, in the case of an undertaking from a prospective seller of Registrable Securities, any underwriter, and their respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any seller, or any underwriter, as the case may be, or any of their respective directors, trustees, officers, controlling Persons, general or limited partners or managing directors and shall survive the transfer of such securities by such underwriter. The obligations of the Company and such sellers pursuant to this section 20.5 are to be several; provided, however, that, with respect to
                                     --------  -------
each claim pursuant to this section 20.5, the Company shall be liable for the full amount of such claim and each such seller's maximum liability under this section shall be limited to an amount equal to the net proceeds actually received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such seller.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this section 20.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided,
                                                                 --------
however, that the failure of any indemnified party to give notice as provided
-------
herein shall not relieve the indemnifying party of its obligations under this section 20.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities selected by a majority of the holders of Registrable Securities being registered, (ii) more than one counsel for the underwriters or (iii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

          Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim; provided, however, that such counsel shall be required
                         --------  -------
     to cooperate with any counsel retained by the Company, unless they are adverse parties.

          (d)  Other Indemnification.  The Company and each seller of
               ---------------------
     Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act .

          20.6.  Contribution.  If the indemnification provided for in section
                 ------------
20.5 is unavailable or insufficient to hold harmless an indemnified party under section 20.5(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in section 20.5(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the Registrable Securities, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this section 20.6 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this section 20.6. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this section 20.6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in section 20.5(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this section 20.6.
Promptly after receipt by an indemnified party under this section 20.6 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this section 20.6, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in section 20.5(c) has not been given with respect to such action; provided that the omission so to notify the
                                   --------
indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this section 20.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) the amount of such contribution of a seller of Registrable Securities shall not exceed an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    JP FOODSERVICE, INC.


                                    By: /s/ George T. Megas
                                       ------------------------------
                                       Vice President-Finance


[Seal]


/s/ David M. Abramson
----------------------------
Secretary

                             FORM OF SUBSCRIPTION
                             --------------------

                [To be executed only upon exercise of Warrant]


To JP FOODSERVICE, INC.

          The undersigned registered holder of the within Warrant hereby
irrevocably exercises such Warrant for, and purchases thereunder,         shares
of Common Stock of JP FOODSERVICE, INC. and herewith makes payment of $ therefor, and requests that the certificates for such shares be issued in the
name of, and delivered to       , whose address is             .

Dated:
                                    -----------------------------------
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of
                                    Warrant)


                                    -----------------------------------
                                            (Street Address)



                                    -----------------------------------
                                    (City)    (State)   (Zip Code)

                              FORM OF ASSIGNMENT
                              ------------------

                [To be executed only upon transfer of Warrant]


          For valued received, the undersigned registered holder of the within
Warrant hereby sells, assigns and transfers unto        the rights represented
by such Warrant to purchase         shares of Common Stock of JP FOODSERVICE,
INC. to which such Warrant relates, and appoints        Attorney to make such
transfer on the books of JP FOODSERVICE, INC. maintained for such purpose, with full power of substitution in the premises .


Dated:
                                    -----------------------------------
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of
                                    Warrant)


                                    -----------------------------------
                                            (Street Address)



                                    -----------------------------------
                                    (City)    (State)   (Zip Code)


Signed in the presence of:

--------------------------

          The issuance and sale of shares upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and accordingly neither this Warrant nor any such shares may be transferred in the absence of such registration or an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant.



                             JP FOODSERVICE, INC.

                         Common Stock Purchase Warrant
                          Expiring September 30, 2005

No. W-2                                                        December 23, 1997
CUSIP No. 466232 11 3

  JP FOODSERVICE, INC., a Delaware corporation (herein, together with its successors and assigns, the "Company"), for value received, hereby certifies that Bankers Trust New York Corporation, or registered assigns, is entitled to purchase from the Company 70,697 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company at the purchase price per share of $13.18696, at any time or from time to time prior to 5:00 p.m., New York City time, on September 30, 2005 (or such other date as may be determined pursuant to section 16), all subject to the terms, conditions and adjustments set forth below in this Warrant.

  This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all such warrants issued in exchange or substitution therefor) originally issued by the Company in connection with the transactions contemplated by the Agreement and Plan of Merger dated as of June 30, 1997, as amended, among the Company, Hudson Acquisition Corp. and Rykoff-Sexton, Inc. In connection with such transactions, the Warrants were issued in replacement of Common Stock Purchase Warrants dated May 17, 1996 of Rykoff-Sexton, Inc. evidencing the right to purchase an aggregate of 331,761 shares of common stock of Rykoff-Sexton, Inc. The Warrants originally so issued evidence rights to purchase an aggregate of 229,763 shares of Common Stock subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 12; references to a "section" are, unless otherwise specified, to one of the sections of this Warrant.

  1.    Exercise of Warrant.  1.1.  Manner of Exercise.  This Warrant may be
        -------------------         ------------------
exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office maintained pursuant to section 11.2(a), accompanied by (i) a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder, (ii) payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) $13.18696, whereupon such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities determined as provided in sections 2 through 4) and (iii) the written representation by such holder that: (a) such holder is acquiring the Common Stock being acquired by it pursuant to the exercise of this Warrant for its own account for investment and not with a view to the distribution of such Common Stock in violation of the Securities Act; and (b) (A) if such holder is an insurance company, such holder is not acquiring the Common Stock or any interest therein with assets allocated to any separate account maintained by such holder in which any employee benefit plan (or its related trust) has any interest or (B) if such holder is a bank, no part of the funds used to acquire the Common Stock will be drawn from any trust fund or other account held by such holder in which any employee benefit plan has any interest. As used in this section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned thereto in Section 3 of the Employee Retirement Income Security Act of 1974, as amended.

  1.2.  When Exercise Effective.  Each exercise of this Warrant shall be deemed
        -----------------------
to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders or record thereof.

  1.3.  Delivery of Stock Certificates, etc.  As soon as practicable after the
        ------------------------------------
exercise of this Warrant, in whole or in part, and in any event within ten Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such holder upon such exercise as provided in section 1.1.

  2.    Adjustment of Common Stock Issuable Upon Exercise.  2.1.  General;
        -------------------------------------------------         -------
Warrant Price.  The number of shares of Common Stock which the holder of this
-------------
Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by a fraction of which (a) the numerator is $13.18696 and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $13.18696 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

  2.2.  Adjustment of Warrant Price; Issuance of Additional Shares of Common
        --------------------------------------------------------------------
Stock and Dividends.  (a) In case the Company at any time or from time to time
-------------------
after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the Current Market Price, then, and in each such case, subject to section 2.7, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

        (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price per share, and

        (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this section 2.2, (x) immediately after any
--------
Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding and the disposition of any thereof by the Company shall be considered an issuance or sale of Additional Shares of Common Stock for purposes of this section 2.

  (b)  Extraordinary Dividends and Other Distributions.  In case the Company at
       -----------------------------------------------
any time or from time to time after the date hereof shall declare, order, pay or set apart any sum or property for or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spinoff, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than any regular periodic dividend, payable in cash out of earned surplus or net profits for the year in which the dividend is incurred or the previous year, and other than a dividend payable in Additional Shares of Common Stock (in which case the provisions of section 2.4 shall apply), then, and in each such case, subject to section 2.7, at the irrevocable option of the Company made at the time of the notice referred to in section 6(a), either

               (A) the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

                    (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith in accordance with section 2.5 by a resolution of the Board of Directors of the Company) applicable to one share of Common Stock, and

                    (y) the denominator of which shall be such Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading; or

               (B) the Company shall pay over to each holder of Warrants, immediately upon exercise thereof by such holder on or after the payment date for such dividend or distribution, the securities and other property (including cash) which such holder would have received (together with all distributions thereon) if such holder had exercised, immediately prior to the record date fixed in connection with such dividend, the Warrants held by it, and the Company shall take whatever steps are necessary or appropriate to keep in reserve at all times such securities and other property (including cash) as shall be required to fulfill its obligations hereunder in respect of the shares issuable upon the exercise of all the Warrants.

     2.3.  Treatment of Options and Convertible Securities.  In case the Company
           -----------------------------------------------
at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of
                                      --------
Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the Current Market Price on the date of and immediately prior to such issue, sale, grant, or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional Shares of Common
--------  -------
Stock are deemed to be issued,

        (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

        (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

        (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and any cancellation or retirement of any such Convertible Security the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if (i) in the case of such Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issuance or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and (ii) in the case of such Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issuance, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issuance, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issuance or sale of the Convertible Securities with respect to which such Options were actually exercised;

        (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; provided, however, that this provision shall take into account intervening
     --------  -------
     adjustments made to the Warrant Price pursuant to other provisions of section 2; and

        (e) in the case of any such Options which expire by their terms not more than 45 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

        2.4. Treatment of Stock Dividends, Stock Splits, etc.  In case the
             ------------------------------------------------
Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

        2.5.  Computation of Consideration.  For the purposes of this section 2,
              ----------------------------

        (a) the consideration for the issuance or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

             (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company,

             (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair market value thereof at the time of such issuance or sale, as determined in good faith by a resolution of the Board of Directors of the Company, and

             (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by a resolution of the Board of Directors of the Company;

        (b) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

             (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

        (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

     (c) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

     2.6.  Adjustments for Combinations, etc.  In case the outstanding shares of
           ----------------------------------
Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     2.7.  Minimum Adjustment of Warrant Price. If the amount of any adjustment
           -----------------------------------
of the Warrant Price required pursuant to this section 2 would be less than one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Warrant Price; provided, however, that upon the exercise of any Warrant, all
               --------  -------
necessary adjustments (calculated to the nearest .001 of a cent) not theretofore made to the Warrant Price relating thereto by reason of the initial clause of this sentence, up to and including the date of such exercise, shall be made.

     3.    Consideration, Merger, etc. 3.1. Adjustments for Consolidation,
           ---------------------------      ------------------------------
Merger, Sale of Assets, Reorganization, etc. In case the Company after the date
--------------------------------------------
hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or
(b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall sell, lease or transfer or otherwise dispose of all or substantially all of its properties or assets to any other Person and thereafter shall be dissolved, or (d) shall effect a capital reorganization or reclassification (other than a reclassification described in Section 2.4 or 2.6) of the Common Stock then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in section 2 and this section 3.

  3.2.  Assumption of Obligations.  Notwithstanding anything contained in the
        -------------------------
Warrants to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holders of at least a majority of the shares of Common Stock issuable upon exercise of all the then outstanding Warrants, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), and (b) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the holders of at least a majority of the shares of Common Stock issuable upon exercise of all the then outstanding Warrants, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

  3.3.  Other Dilutive Events.  In case any event shall occur as to which the
        ---------------------
provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not, in the reasonable opinion of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants or the Company, fairly protect the purchase rights represented by any Warrant in accordance with the essential intent and principles of such sections, then, in each such case, upon the written request of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall, at its cost and expense, appoint a firm of independent certified public accountants of national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by such Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to each holder of Warrants and upon the request of the holders of a majority of the shares of Common Stock issuable upon exercise of the Warrants, shall make the adjustments described therein.

  4.  Prohibited Actions.  The Company will not, by amendment of its certificate
      ------------------
or articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of Common Stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate or articles of incorporation and available for the purpose of issue upon such exercise.

  5.  Report as to Adjustments.  In each case of any adjustment or readjustment
      ------------------------
in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding, (b) the Warrant Price in effect immediately prior to such adjustment and as adjusted and readjusted (if required by section 2) on account thereof, and (c) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued. The Company will mail, within 30 days of such event requiring such adjustment, a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports and the reports referred to in the last sentence of this section 5 at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or its representatives or any prospective purchaser of a Warrant designated by the holder thereof. In addition to the report referred to above, the holders of not less than a majority of the Common Stock issuable upon exercise of the outstanding Warrants may request the Company, at the Company's cost and expense, to cause independent certified public accountants of national standing (which may be the regular auditors of the Company) to verify such computation and will deliver to each holder a report showing in reasonable detail how such verification was effected.

  6.  Notices of Corporate Action.  In the event of
      ---------------------------

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend, payable in cash out of earned surplus or net profits for the year in which the dividend is incurred or the previous year) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, which notice in the case of a dividend or distribution of the type described in section 2.2 shall inform each holder of a Warrant of the Company's option under such section, or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

      (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified.

  7.  Registration of Common Stock.  If any shares of Common Stock required to
      ----------------------------
be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law

(other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time, but only for so long, as Common Stock is registered under the Exchange Act and listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing in each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain, for so long as any shares of Common Stock are listed, such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

  8.  Restrictions on Transfer.  8.1.  Restrictive Legends.  Except as otherwise
      ------------------------         -------------------
permitted by this section 8, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The issuance and sale of shares upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and accordingly neither this Warrant nor any such shares may be transferred in the absence of such registration or any exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The issuance and sale of the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and such securities may not be transferred except pursuant to an effective registration statement, or an exemption from registration, under said Act."

  8.2.  Notice of Proposed Transfer; Opinions of Counsel.  Prior to any transfer
        ------------------------------------------------
of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 8.2. Each such notice (1) shall describe the manner and circumstances of the proposed transfer and (2) be accompanied by (a) an opinion of counsel for the holder or, if agreed to by the Board of Directors of the Company, an opinion of counsel to the Company, which opinion shall be reasonably satisfactory to the Company or (b) a no-action letter from the Commission addressed to the Company, such holder or either of their counsel to the effect that no registration statement is required because of the availability of an exemption from registration under the Securities Act.

  8.3.  Termination of Restrictions.  The restrictions imposed by this section 8
        ---------------------------
upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act or (b) when, in the opinion of counsel for the holder thereof, which opinion shall be reasonably satisfactory to the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by section 8.1.

  8.4.  Expenses; Benefits to Certain Transferees. The Company will pay the
        -----------------------------------------
reasonable fees, expenses and disbursements of counsel for the holder of Restricted Securities (other than in-house counsel) and counsel for the Company in connection with all opinions rendered pursuant to this section 8.

  9.  Availability of Information.  The Company will comply with the reporting
      ---------------------------
requirements of Section 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Commission (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will also cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, within 15 days upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports filed by the Company with any securities exchange or with the Commission. If the Company is not required to file such reports with the Commission, it shall furnish to each holder of any Warrants, (i) as soon as practicable after the end of each fiscal year (but not later than 120 days), audited consolidated financial statements of the Company together with the report of the independent certified public accountant, (ii) as soon as practicable after the end of each of the first three quarters of each fiscal year (but not later than 60 days), consolidated financial information and statements of the Company for such quarter, and (iii) material disclosure items the Company would be required to disclose pursuant to Form 8-K (or a successor form) under the Exchange Act, but only when and to the extent the Company provides such information to any of its lenders or other securityholders or to any lenders or securityholders of its Affiliates.

  10.  Reservation of Stock, etc.  The Company will at all times reserve and
       -------------------------
keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All such securities issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

  11.  Ownership, Transfer and Substitution of Warrants.  11.1.  Ownership of
       ------------------------------------------------          ------------
Warrants.  The Company may treat the person in whose name any Warrant is
--------
registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to section 8, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

  11.2.  Office; Transfer and Exchange of Warrants.
         -----------------------------------------

  (a) The Company will maintain its principal office within the continental boundaries of the United States and all notices, presentations and demands in respect of this Warrant may be made upon it at such location.

  (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

  11.3.  Replacement of Warrants.  Upon receipt of evidence reasonably
         -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (which, in the case of a holder of a Warrant which is an insurance company (as defined in the Securities Act), an investment company registered under the Investment Company Act of 1940, any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, any domestic or foreign bank, savings and loan association (as defined in Section

(a)(1)(vi) of Rule 144A under the Securities Act) or an original holder of this Warrant and its nominee (an "institutional holder"), may be a written statement as to such loss, theft, destruction or mutilation, which statement shall be reasonably satisfactory in form and substance to the Company) and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of indemnity (which, in the case of an institutional holder of a Warrant, may be such holder's unsecured written agreement of indemnity) reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

  12.  Definitions.  As used herein, unless the context otherwise requires, the
       -----------
following terms have the following respective meanings:

  Additional Shares of Common Stock:  All shares (including treasury shares) of
  ---------------------------------
Common Stock issued or sold (or deemed issued or sold pursuant to section 2.3 or 2.4) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares issued upon the exercise of the Warrants.

  Affiliate:  With respect to a Person, any other Person that directly, or
  ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

  Business Day:  Any day other than a Saturday or a Sunday or a day on which
  ------------
commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

  Commission:  The Securities and Exchange Commission or any other federal
  ----------
agency at the time administering the Securities Act.

  Common Stock:  As defined in the introduction to this Warrant, such term to
  ------------
include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

  Company:  As defined in the introduction to this Warrant, such term to include
  -------
any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

  Convertible Securities:  Any evidences of indebtedness, shares of stock (other
  ----------------------
than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

  Current Market Price:  On any date specified herein, the average daily Market
  --------------------
Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

  Exchange Act:  The Securities Exchange Act of 1934, or any similar federal
  ------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

  Independent Financial Expert:  A nationally recognized investment banking firm
  ----------------------------
that does not have a direct or indirect financial interest in the Company or any of its affiliates and has not been and, at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates, and has not been retained to provide, within the past two years, any advice or opinions to the Company or any of its affiliates except as an Independent Financial Expert.

  Initiating Holders:  Any holder or holders of Registrable Securities holding
  ------------------
at least a majority of the Registrable Securities by number of shares at the time and initiating a request pursuant to section 20.1 for the registration of all or part of such holder's or holders' Registrable Securities.

  Market Price:  On any date specified herein, the amount per share of the
  ------------
Common Stock, equal to (a) the last sale price of such Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Board of Directors of the Company as of the last day of the most recently completed fiscal quarter of the Company; provided that, at the request of the holders of a
                               --------
majority of the outstanding Warrants, such fair value determined by the Board of Directors must be confirmed in writing to the holders by an Independent Financial Expert, which shall be selected by the Board of Directors of the Company, and retained on customary terms and conditions and at the expense of the Company, the Independent Financial Expert shall use one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the Independent Financial Expert's valuation.

  NASD:  The National Association of Securities Dealers, Inc.
  ----

  Options:  Rights, options and warrants, except for any rights, options or
  -------
warrants distributed to members of the management of the Company or any direct or indirect subsidiary of the Company, to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

  Other Securities:  Any stock (other than Common Stock) and other securities of
  ----------------
the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

  Person:  A corporation, an association, a partnership, an organization, a
  ------
business, an individual, a government or political subdivision thereof or a governmental agency.

  Registrable Securities:  All shares of Common Stock issued or issuable upon
  ----------------------
exercise of the Warrants and any other securities of the Company or any of its subsidiaries issued in exchange for, upon a reclassification, combination or subdivision of, or in a distribution with respect to, such Common Stock or in connection with a merger, consolidation or other reorganization of the Company. As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities have been distributed to the public pursuant to Rule 144 promulgated under the Securities Act, (iii) such securities shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent transfer or disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, or
(iv) such securities shall have ceased to be outstanding.

  Registration Expenses:  Any and all out-of-pocket expenses incident to the
  ---------------------
Company's performance of or compliance with section 20 hereof, including, without limitation, all Commission, stock exchange or NASD registration, filing and listing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Common Stock, all printing expenses, the fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one counsel retained by the holders of Registrable Securities being registered to represent such group of holders (which counsel shall be satisfactory to the holders of a majority of the shares of Registrable Securities being registered), but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

  Registration Rights Agreement:  The Registration Rights Agreement dated as of
  -----------------------------
May 17, 1996 among Rykoff-Sexton, Inc., Merrill Lynch Capital Appreciation Partnership No. B-XVIII, L.P., Merrill Lynch KECALP L.P. 1994, ML Offshore LBO Partnership No. B-XVIII, ML IBK Positions, Inc., MLCP Associates L.P. No. II, Merrill Lynch KECALP L.P. 1991, Merrill Lynch Capital Appreciation Partnership No. XIII, L.P., ML Offshore LBO Partnership No. XIII, ML Employees LBO Partnership No. I, L.P., Merrill Lynch KECALP L.P. 1987, Merchant Banking L.P. No. II, MLCP Associates L.P. No. IV, The Equitable Life Assurance Society of the United States, Equitable Deal Flow Fund, L.P., Equitable Variable Life Insurance Company and Frank H. Bevevino.

  Restricted Securities:  All of the following: (a) any Warrants bearing the
  ---------------------
applicable legend or legends referred to in section 8.1, (b) any shares of Common Stock which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section and (c) any shares of Common Stock which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such section.

  Securities Act:  The Securities Act of 1933, or any similar federal statute,
  --------------
and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

  Stockholders Securities:  Securities proposed to be sold by those stockholders
  -----------------------
who exercise their registration rights pursuant to section 4 of the Registration Rights Agreement.

  Warrant Price:  As defined in section 2.1.
  -------------

  Warrants:  As defined in the introduction to this Warrant.
  --------

  13.  No Rights or Liabilities as Stockholder.  Nothing contained in this
       ---------------------------------------
Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

  14.  Notices.  All notices and other communications under this Warrant shall
       -------
be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Senior Vice President and General Counsel at its principal office, provided
                                                                       --------
that the exercise of any Warrant shall be effective in the manner provided in section 1.

  15.  Miscellaneous.  This Warrant shall be construed and enforced in
       -------------
accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof. In case any provision in this Warrant shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  16.  Expiration.  The right to exercise this Warrant shall expire at 5:00
       ----------
p.m., New York City time, on the earlier of (i) September 30, 2005 and (ii) the registration pursuant to section 20 of all of the shares of Common Stock issuable upon exercise of this Warrant or the termination of the restrictions on such shares described in section 8.3(b), provided the holders of the Warrants receive 30 days' notice of the termination of such restrictions. The Company shall give notice to the holder of this Warrant on September 30, 2004 and September 1, 2005 if the right to exercise this Warrant will expire pursuant to paragraph (i); provided that, if the Company shall fail to give notice on
               --------
September 1, 2005, this Warrant shall not expire until 5:00 p.m., New York City time, on a date 30 days after the date the Company shall give such notice of the expiration of the right to exercise this Warrant.

  17.  Persons Benefitting.  This Warrant shall be binding upon and inure to the
       -------------------
benefit of the Company and its respective successors, assigns, beneficiaries, executors and administrators, and the holder from time to time of this Warrant. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

          18.  Amendments. The Company may, with the consent of the holders of
               ----------
at least 75% of the outstanding Warrants, by supplemental agreement or otherwise, make any amendments to this Warrant, including section 3.3; provided,
                                                                       --------
however, without the consent of every holder affected thereby, the Company may
-------
not amend the definition of Warrant Price or amend Sections 2 or 3 (except section 3.3) of this Warrant.

          19.  Payments to Warrantholders. Any payment by the Company with
               --------------------------
respect to the Warrants shall be made at the principal office of the Company, located on the date hereof, at 9830 Patuxent Woods Drive, Columbia, Maryland 21046.

          20.  Registration Rights.  20.1.  Registration on Request.
               -------------------          -----------------------

          (a)  Request. Upon the written request of one or more Initiating
               -------
     Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request,

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

               (iii) all shares of Common Stock which the Company or any other holder of Common Stock may elect to register in connection with the offering of Registrable Securities pursuant to this section 20.1, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered.

          No written request may be made pursuant to this section 20.1 prior to the eighth anniversary of September 4, 1992. Subject to section 20.1(e), the Company shall not be obligated to effect more than one registration pursuant to this paragraph whether or not all outstanding Registrable Securities are included in such registration.

          (b)  Expenses. The Company will pay all Registration Expenses incurred
               --------
in connection with any registration requested pursuant to this section 20.1, and underwriting discounts and commissions and transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition by a holder of Registrable Securities shall be paid by such holder.

          (c)  Effective Registration Statement. A registration requested
               --------------------------------
pursuant to this section 20.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and remained effective for the period set forth in section 20.3(ii), provided that a
                                                                 --------
registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than any refusal to proceed based upon advice of their counsel that the registration statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading) shall be deemed to have been effected by the Company at the request of such Initiating Holders, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (d)  Selection of Underwriters. If a requested registration pursuant
               -------------------------
to this section 20.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, provided, that each
                                                       --------
managing underwriter shall be a nationally recognized investment banking firm.

          (e)  Priority in Requested Registrations. If a requested registration
               -----------------------------------
pursuant to section 20.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering (i) within a price range acceptable to the holders of majority of the Registrable Securities so requested to be included or (ii) without otherwise materially and adversely affecting the offering of the shares being sold, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (A) first, all Registrable Securities requested to be
                           -----
registered, and second, securities the Company proposes to sell and other
                ------
securities of the Company included in such registration by the holders thereof and (B) in case the number of Registrable Securities the registration of which shall have been requested by all holders thereof shall in the aggregate exceed the maximum number of shares specified by such managing underwriter, the Registrable Securities the registration of which shall have been requested by each holder thereof shall be included in such registration on a pro rata basis
                                                                --- ----
in the proportion that such Registrable Securities the registration of which shall have been requested by such holder bears to the aggregate Registrable Securities the registration of which shall have been requested by all holders thereof. To the extent Registrable Securities are not included in the registration as a result of this section 20.1(e), the right of the holders thereof to register such Registrable Securities pursuant to this section 20.1 shall not be deemed to have been effected.

     20.2.  Incidental Registration.
            -----------------------

     (a)    Right to Include Registrable Securities.  If the Company at any time
            ---------------------------------------
proposes to register any of its Common Stock under the Securities Act (other than a registration (i) on Form S-4, S-8 or any similar forms, (ii) in connection with the acquisition by the Company of another company or (iii) relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company), for sale, whether or not for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give notice (the "Registration Notice") to the holders of Registrable Securities at least 40 calendar days prior to the anticipated filing date of the registration statement relating to such registration of its intention to do so, describing such securities and specifying the form and manner of the proposed registration (including, without limitation, (x) whether such registration will be in connection with an underwritten offering of the Common Stock and, if so, the identity of the investment banker (or investment bankers) managing the offering (collectively, the "managing underwriter") and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities, if any, are reasonably expected to be sold if disclosure of such price is acceptable to the managing underwriter). Upon the written request of any such holder of Registrable Securities (a "Requesting Holder") to include in such proposed registration Registrable Securities for sale for his account, which notice is delivered to the Company within 30 calendar days after the Registration Notice is deemed to be given and which request shall specify the number of Registrable Securities intended to be disposed of by such Requesting Holder, the Company will effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:
          --------  -------

          (i) if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to each Requesting Holder, and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith);

          (ii) if such registration involves a firm commitment or best efforts underwritten offering (an "Underwritten Offering"), all Requesting Holders must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or the other selling stockholders and must enter into the underwriting agreement which the Company or the other selling stockholders enter into and any other related agreements; and

          (iii) in case of a determination by the Company or the other selling stockholders to delay the registration of its equity securities, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

     (b)  Expenses.  The Registration Expenses incurred in connection with each
          --------
registration of Registrable Securities requested pursuant to this section 20.2 shall be paid by the Company, and each Requesting Holder shall pay all underwriting discounts and commissions and transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition by such holder of Registrable Securities pursuant to a registration statement effected pursuant to this section 20.2.

     (c)  Priority in Incidental Registration. If a registration pursuant to
          -----------------------------------
this section 20.2 involves an Underwritten Offering and the managing underwriter advises the Company that, in its judgment, the number of shares proposed to be included in such offering (including all Registrable Securities) exceeds the number which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will promptly so advise each Requesting Holder and will include in such registration
(i) first, the securities the Company or the person initiating such registration
    -----
proposes to sell and (ii) second, the number of such Registrable Securities and
                          ------
the number of Stockholders Securities, if any, requested to be included in such registration that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such Requesting Holders and the holders of Stockholders Securities.

          (d)    Selection of Underwriters. In connection with any Underwritten
                 -------------------------
     Offering pursuant to this section 20.2, the Company shall have the right to select the managing underwriter with respect to the offering.

          (e) No registration effected under this section 20.2 shall relieve the Company of its obligations to effect any registration pursuant to section 20.1.

          20.3.  Registration Procedures. If and whenever the Company is
                 -----------------------
required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in section 20.1 or 20.2, the Company will, as expeditiously as possible:

                 (i) prepare and file with the Commission, in the case of a registration pursuant to section 20.1, within 150 days after the request by the Initiating Holders to register their Registrable Securities, a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, as the case may be, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; provided that before filing with the
                                          --------
          Commission a registration statement or prospectus or any amendments or supplements thereto, the Company will (A) furnish to one counsel, selected by the holders of a majority of the Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel, and (B) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the Commission to amend such registration statement or amend or supplement any prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable) and comply with the provisions of the

Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (iii) furnish to each seller of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, without charge, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, as such holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder;

     (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller thereof, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided, however, that the Company shall not for any such
                      --------  -------
purpose be required to (A) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this section 20.3(iv), it is not then so qualified, (B) subject itself to taxation in any such jurisdiction, or (C) take any action which would subject it to consent to general or unlimited service of process in any such jurisdiction where it is not then so subject;

     (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

     (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

     (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning with the first day of the Company's first full fiscal quarter after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act including, at the option of the Company, Rule 158 thereunder;

     (viii) use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange or the National Association of Securities Dealers National Market System, as the case may be, and to enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable
                                             --------
listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

     (ix) use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering matters of the type customarily covered by such letters as the holders of a majority of the Registrable Securities being sold reasonably request and provided that such request is reasonable in the managing underwriter's point of view;

     (x) execute and deliver all instruments and documents (including, in an Underwritten Offering, an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as the holders of a majority of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities; the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering;

            (xi) permit any seller which the Board of Directors determines in good faith after consultation with such seller and its advisors to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of such registration statement and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such seller should be included and which is acceptable to the Company.

     Each seller of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in section 20.3(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by section 20.3(vi), and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such seller's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

     20.4.  Underwritten Offerings.
            ----------------------

     (a) If a registration pursuant to section 20.1 or 20.2 involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 90 calendar days (or such number of days as the managing underwriter shall designate, but not more than 180 days) after the effective date of such registration.

     (b) The Company agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Common Stock or securities convertible into Common Stock during the seven days prior to and the 60 days after any Underwritten Offering pursuant to section 20.1 has become effective, except as part of such Underwritten Offering and except pursuant to registrations on Form S-4 or S-8 or any similar forms.

     (c) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 20.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 20.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement.

     20.5.  Indemnification.
            ---------------

     (a)    Indemnification by the Company. In the event of any registration of
            ------------------------------
any securities of the Company under the Securities Act pursuant to section 20.1 or 20.2, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the holders of any Registrable Securities covered by such registration statement, its directors, trustees and officers or general and limited partners (and directors, trustees and officers thereof and, if such holder is a portfolio or investment fund, its investment advisors or agents), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, as follows:

            (i) against any and all loss, liability, claim, damage or expense, joint or several, arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained, on the effective date thereof, in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

     provided, however, that this indemnity does not apply to any loss,
     --------  -------
     liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any underwriter or such holder expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be
                              --------  -------
     liable to (i) any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act or (ii) any such holder, in each case, under the indemnity agreement in this section 20.5(a), with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such underwriter or controlling Person or such holder results from the fact that such underwriter or holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter or holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, trustee, officer, general or limited partner, investment advisor or agent, underwriter or controlling Person and shall survive the transfer of such securities by such holder.

           (b)  Indemnification by the Sellers. The Company may require, as a
                ------------------------------
     condition to including any Registrable Securities in any registration statement filed in accordance with section 20.1 or 20.2, that it shall have received an undertaking, reasonably satisfactory to it, from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in section 20.5(a)) the Company and its directors, officers and controlling Persons, and their respective directors, officers, general and limited partners, managing directors, and, in the case of an undertaking from a prospective seller of Registrable Securities, any underwriter, and their respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any seller, or any underwriter, as the case may be, or any of their respective directors, trustees, officers, controlling Persons, general or limited partners or managing directors and shall survive the transfer of such securities by such underwriter. The obligations of the Company and such sellers pursuant to this section 20.5 are to be several; provided,
                                                                   --------
     however, that, with respect to each claim pursuant to this section 20.5,
     -------
     the Company shall be liable for the full amount of such claim and each such seller's maximum liability under this section shall be limited to an amount equal to the net proceeds actually received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such seller.

          (c)  Notices of Claims, etc.  Promptly after receipt by an indemnified
               -----------------------
     party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this section 20.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any
                                  --------  -------
     indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this section 20.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities selected by a majority of the holders of Registrable Securities being registered, (ii) more than one counsel for the underwriters or (iii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

     Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim; provided, however, that such counsel shall be required
                         --------  -------
     to cooperate with any counsel retained by the Company, unless they are adverse parties.

          (d)  Other Indemnification.  The Company and each seller of
               ---------------------
     Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          20.6.  Contribution.  If the indemnification provided for in section
                 ------------
20.5 is unavailable or insufficient to hold harmless an indemnified party under section 20.5(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in section 20.5(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the Registrable Securities, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this section 20.6 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this section 20.6. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this section 20.6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in section 20.5(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this section 20.6. Promptly after receipt by an indemnified party under this section 20.6 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this section 20.6, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in section 20.5(c) has not been given with respect to such action; provided that the omission so to notify the indemnifying party
             --------
shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this section 20.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) the amount of such contribution of a seller of Registrable Securities shall not exceed an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    JP FOODSERVICE, INC.


                                    By: /s/ George T. Megas
                                       ----------------------------
                                        Vice President-Finance

[Seal]


/s/ David M. Abramson
------------------------
Secretary

                             FORM OF SUBSCRIPTION
                             --------------------

                [To be executed only upon exercise of Warrant]


To JP FOODSERVICE, INC.

  The undersigned registered holder of the within Warrant hereby irrevocably
exercises such Warrant for, and purchases thereunder,          shares of Common
Stock of JP FOODSERVICE, INC. and herewith makes payment of $        therefor,
and requests that the certificates for such shares be issued in the name of, and
delivered to        , whose address is               .


Dated:                              ----------------------------------
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of
                                    Warrant)


                                    ----------------------------------
                                    (Street Address)



                                    ----------------------------------
                                    (City)    (State)   (Zip Code)

                              FORM OF ASSIGNMENT
                              ------------------

                [To be executed only upon transfer of Warrant]


  For valued received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto             the rights represented by
such Warrant to purchase         shares of Common Stock of JP FOODSERVICE, INC.
to which such Warrant relates, and appoints          Attorney to make such
transfer on the books of JP FOODSERVICE, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                              ----------------------------------
                                    (Signature must conform in all
                                    respects to name of holder as
                                    specified on the face of
                                    Warrant)


                                    ----------------------------------
                                    (Street Address)



                                    ----------------------------------
                                    (City)    (State)   (Zip Code)




Signed in the presence of:

--------------------------